UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 9, 2018

Date of Report (Date of earliest event reported)

Primoris Services Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201

(Address of principal executive offices)

(Zip Code)

(214) 740-5600

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

On July 9, 2018, Primoris Services Corporation (“the Company”) entered into the First Amendment and Joinder to the Amended and Restated Credit Agreement (the “Amendment”) with CIBC Bank USA, as administrative agent (the “Administrative Agent”), collateral agent, and joint lead arranger, Bank of the West, as joint lead arranger, Capital One, N.A., as co-syndication agent, Regions Bank, as co-syndication agent, and Branch Banking and Trust Company, IBERIABANK, Bank of America, and Simmons Bank (the “Lenders”). The Amendment amends the Amended and Restated Credit Agreement, dated as of September 29, 2017, among such parties (as amended by the Amendment, the “Credit Agreement”)

The Amendment, among other things, modifies the Credit Agreement to include a $220,000,000 term loan (the “Term Loan”), increases the accordion feature that will allow the Company to increase the Term Loan or borrowing capacity under the $200,000,000 revolving credit facility by $75,000,000, and extends the maturity date of the Credit Agreement from September 29, 2022 to July 9, 2023.

The Term Loan requires quarterly principal payments equal to 1.250%, or 5.000% per annum, of the original principal amount of the Term Loan for the first three years and 1.875%, or 7.500% per annum, of the original principal amount of the Term Loan for the next two years, with the balance paid on July 9, 2023. The first principal payment will be due on September 30, 2018.

The proceeds from the Term Loan were used to refinance and extinguish the Company’s Senior Secured Notes and Shelf Agreement with The Prudential Investment Management, Inc., and certain Prudential affiliates, to pay down a significant portion of the borrowings under the Company’s revolving credit facility that was used to finance the acquisition of Willbros Group, Inc., and for general corporate purposes.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete text of the Amendment and the Credit Agreement, copies of which are included as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

10.1

First Amendment and Joinder to Amended and Restated Credit Agreement by and among Primoris Services Corporation and CIBC Bank USA, Bank of the West, Capital One, N.A., Regions Bank, Branch Banking and Trust Company, IBERIABANK, Bank of America, and Simmons Bank (*)

10.2

Amended and Restated Credit Agreement, dated September 29, 2017, by and among Primoris Services Corporation and CIBC Bank USA, Bank of the West, Branch Banking and Trust Company, IBERIABANK, Bank of America, and Simmons Bank (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on November 6, 2017)

(*)         Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Dated: July 9, 2018	By:	/s/ Peter J. Moerbeek
Peter J. Moerbeek
Executive Vice President, Chief Financial Officer